Exhibit 99.1

TORCHLIGHT AND METAMATERIAL ANNOUNCE PLANNED BUSINESS COMBINATION

Special Dividend Intended to be Issued to Torchlight Shareholders at Closing

Plano, Texas & Halifax, Nova Scotia – September 21, 2020 – Torchlight Energy Resources, Inc. (NASDAQ: TRCH), an oil and gas exploration company (“Torchlight”) and Metamaterial Inc. (“META”) (CSE: MMAT), a developer of high-performance functional materials and nanocomposite products, announced today the execution of a non-binding letter of intent (“LOI”) for Torchlight to acquire 100% of META and to divest within the first half of 2021 Torchlight’s oil and gas assets for the benefit of Torchlight’s legacy shareholders (the “Proposed Transaction”). Upon completion of the Proposed Transaction, shareholders of META are expected to hold a 75% interest in the combined entity.

The Proposed Transaction represents a strategic shift for Torchlight. It is intended to reposition Torchlight into the multi-billion-dollar Advanced Materials market1 as a global cleantech and technology leader. META has an extensive intellectual property portfolio, a global presence and multiple R&D and product development agreements with government agencies and private enterprises. The combined entity will continue to service a clientele of world-class OEM customers for a range of applications in the automotive, aerospace and defense, energy, consumer electronics and medical markets.

“During the past six months the oil and gas market has softened due to the economic slowdown resulting from the pandemic,” stated John Brda, Torchlight’s CEO. “In order to unlock value potential from our national listing and access to the capital markets, we shifted some attention from the divestiture of our oil and gas assets to an acquisition strategy targeting proven disruptive technology companies with strong environmental, social and governance (ESG) priorities. This Proposed Transaction is the first step in that effort, providing our shareholders with access to the multi-billion-dollar target market and new applications that are being revolutionized with sustainable technologies, while allowing them to participate in the future upside from our oil and gas asset divestitures.”

“META’s management, led by George Palikaras has built an extraordinary award-winning cleantech company whose proprietary advanced technologies address multiple markets and improve their customer’s capabilities,” said Greg McCabe, Torchlights Chairman. “I am excited to work with them and equally excited about the outcome for our faithful Torchlight shareholders. Not only will their loyalty be rewarded with ownership in Metamaterials, they will also retain full value in our oil and gas assets through the Special Dividend.”

“We recognize the significant value in having a national exchange listing in the United States that will provide META with better access to the capital markets,” commented George Palikaras, Metamaterial’s President and Chief Executive Officer. “NASDAQ is the world’s premier technology exchange, providing us with the best platform to expand awareness of META on the global stage and fully realize the value of our portfolio of product development projects. This transaction will enhance our ability to pursue a broad range of opportunities and attract additional world-class talent.

[1]	Source: BCC Research

“We look forward to driving significant value for shareholders in our mission to make every product smarter and more sustainable by utilizing the power of light and advanced materials.”

Many of META’s functional materials and metamaterials are designed to increase the efficient use of light and other energy forms. META’s innovations have been reported in popular technology magazines such as Wired.com “Bizarre New Materials Could Make Bendy Phones That Work” and the Financial Times which listed the category of metamaterials in their “50 Ideas To Change The World” in a special annual report.

META’s products are designed and manufactured with environmental sustainability as a high priority. As a result, META has won a number of industry awards and federal government grants for its pioneering work, including being named among the “2019 Global Cleantech 100”, by Cleantech Group. The Global Cleantech 100 is an annual guide to the leading companies and themes in sustainable innovation and features companies that are best positioned to solve tomorrow’s clean technology challenges. In 2018 META was awarded “Best New Product in Commercial Aviation” by Aviation Week Network at the 63rd Annual Laureate Awards, for metaAIR®, a Laser Strike Protection solution to protect pilots from harmful laser attacks without interfering with visibility. META partnered with Airbus to develop and commercialize this technology. In 2013 Metamaterial Technologies USA, Inc (formerly Rolith Inc and now META’s subsidiary in Silicon Valley) received “Best Manufacturing Technology” award at the tenth annual IDTechEx printed electronics industry event. META has also partnered with Lockheed Martin and the Canadian Government’s Sustainable Development Technology Canada (SDTC) fund to develop metaSOLARTM a new solar energy product suitable for the transportation industry.

Since 2011, approximately CAD $60MM has been invested in META, yielding a sizable IP portfolio. In 2020 to date, META has been granted 11 new patents. META has a total of 52 granted and 37 pending patent applications, including 26 in the United States and 63 in 18 other countries around the world. META’s portfolio comprises 28 patent families, 19 of which are granted.

A video interview with both CEO’s and Torchlight’s Chairman will be available this week and separately announced with links provided.

Preliminary LOI Transaction Parameters:

The following is a summary of the key terms of the Proposed Transaction as contemplated by the LOI. The Proposed Transaction remains subject to completion of a due diligence review by each party and negotiation of definitive agreements and the structure may change due to tax or other transaction considerations. There can be no assurance that the parties will reach agreement on the terms of definitive agreements or that the Proposed Transaction will be completed as currently contemplated or at all.

•	Torchlight to acquire META through the issuance of common stock, such that at closing, the former equity holders of Torchlight would own 25% of the combined company (the “Combined Company”) with the former equity holders of META owning the remaining 75% and META becoming a wholly-owned subsidiary of Torchlight.

•	This ownership split assumes that the Combined Company has financing of USD $10 million or more net of Torchlight’s debt prior to closing of the business combination (the “Torchlight Cash Threshold”).

•	The Combined Company shall use its commercially reasonable efforts to cause the Torchlight oil and gas assets to be sold by June 30th, 2021. Torchlight legacy shareholders will be entitled to a distribution of any values attributable to the sale of Torchlight’s existing oil and gas business asset (net of Torchlight’s debt, and closing expenses incurred in connection with such sale, subject to a 10% holdback to be held for a 12 month period to address any potential liabilities relating to the sale of the oil and gas assets of TRCH’s pre-closing business).

•	The Combined Company, formerly known as Torchlight Energy Resources, Inc., will at closing focus its business to align with the current business of META.

•	Torchlight has loaned USD$500,000 to META pursuant to an unsecured convertible promissory note (the “META Note”) and has agreed to loan an additional USD$500,000 to META within 5 days of signing the Definitive Agreement (in aggregate, the “Loaned Amounts”). An entity owned by Greg McCabe, Torchlight’s Chairman, provided a bridge loan to Torchlight for USD $1.5 Million with a conversion feature of $.375 per common share of Torchlight.

•	The META Note is for a 24-month term and bears interest at 8%, with principal and interest due in a lump sum at maturity. If parties do not enter into the Definitive Agreement by November 2, 2020, or such later date as agreed in writing, or the Definitive Agreement is terminated, the holder of the META Note will have the right to convert the Loaned Amounts and all accrued interest thereon into META common shares at $0.35 (CAD) per common share.

•	Following the Closing of the Transaction the board of directors of the combined company shall be comprised of 7 members (a) one of whom shall be appointed by Torchlight , subject to the approval of META and (b) one of whom shall be jointly agreed to by META and Torchlight . META shall appoint the 5 remaining members of the Board, which members must include the required number of independent members to maintain the NASDAQ listing requirement.

•	META’s CEO, George Palikaras to be appointed CEO of the Combined Company, along with the appointment of a new CFO. Torchlight’s management is to remain in an advisory role focused on winding down the Torchlight legacy business and maximizing the value obtained from the divestiture of the Torchlight oil and gas assets.

•	Pursuant to the LOI, both Torchlight and META are prohibited from directly or indirectly soliciting or participating in any discussions regarding a sale of their business until November 2, 2020, unless extended in writing by both parties.

Entry into a transaction will be subject to satisfactory completion of due diligence by both parties, negotiation of a Definitive Agreement and audits of Torchlight and META. If a Definitive Agreement is entered into, it is expected that the closing of a transaction will include customary closing conditions, including NASDAQ and CSE approval and approval by the shareholders of both companies, in addition to the closing conditions described above. There can be no assurances that a transaction will be consummated as a result of the LOI.

Torchlight has engaged Roth Capital Partners as financial advisor in connection with the transaction. META has engaged Hamilton Clark as financial advisor on its behalf. Additional details will be announced if and when a Definitive Agreement is reached.

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Investor Relations and Media Contacts

Torchlight:

Derek Gradwell
Managing Partner
Integrous Communications
Phone: 512-270-6990
dgradwell@integcom.us
ir@torchlightenergy.com

META:

Media Inquiries:

Graham Farrell
Harbor Access LLC
(416) 842 9003
Graham.Farrell@HarborAccessllc.com

Investor inquiries:

Mark Komonoski
Director Capital Markets and IR
Metamaterial Inc.
phone: 1-877-255-8483
mark@metamaterial.com

About Metamaterial Inc.

META is changing the way we use, interact and benefit from light. META designs and manufactures advanced materials and performance functional films which are engineered at the nanoscale to control light and electromagnetic waves. META is currently developing new materials with diverse applications in the automotive, aerospace, consumer electronics and medical industries. META has a growing patent portfolio with three core technologies; holographic, lithographic, and wireless sensing, designed for high volume applications. META is headquartered in Dartmouth, Nova Scotia and has offices in London, UK and Pleasanton, California. To learn more visit www.metamaterial.com.

Forward Looking Information

This release includes forward-looking information within the meaning of Canadian securities laws regarding META and its business, which may include, but are not limited to, statements with respect to the terms and anticipated timing of the Proposed Transaction, the intention to raise equity capital, the potential continued listing on the NASDAQ, the disposition of Torchlight’s oil and gas assets, the business strategies, product development and operational activities of META and Torchlight. Often but not always, forward-looking information can be identified by the use of words such as “expect”, “intends”, “anticipated”, “believes” or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would” or “will” be taken, occur or be achieved. Such statements are based on the current expectations and views of future events of the management of META and are based on assumptions and subject to risks and uncertainties. Although the management of META believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect. The forward-looking events and circumstances discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the companies, including risks regarding the ability of the parties to reach agreement on definitive agreements, the ability of the parties to raise necessary equity capital, approval of the transaction and continued listing by the NASDAQ, approval of the Canadian Securities Exchange, receipt of shareholder approval and required third party and regulatory consents, the risk that Torchlight may not be able to dispose of its oil and gas assets on favorable terms or at all, risks related to the technology industry, market strategic and operational activities, and management’s ability to manage and to operate the business. Although META has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Accordingly, readers should not place undue reliance on any forward-looking statements or information. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and META does not undertake any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events, or otherwise.

The Canadian Securities Exchange has neither approved nor disapproved the contents of this news release.

About Torchlight Energy Resources, Inc.

Torchlight Energy Resources, Inc. (TRCH), based in Plano, Texas, is a high growth oil and gas Exploration and Production (E&P) company with a primary objective of acquisition and development of domestic oil fields. Torchlight has assets focused in West and Central Texas where their targets are established plays such as the Permian Basin. For additional information on Torchlight, please visit www.torchlightenergy.com.

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight Energy Resources expects or anticipates will occur in the future, such as stated objectives or goals, our refinement of strategy, our attempts to secure additional financing, our exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including those risks and uncertainties described in or implied by the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our 2019 Annual Report on Form 10-K, filed on March 16, 2020 and our other reports filed from time to time with the Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.